Exhibit 99.3
(Text of graph posted to Ashland Inc.'s website concerning
Ashland Distribution gross profit)

3 Month Rolling Average (%)

	2003	2004	2005	2006	2007	2008
January	10.1	9.6	9.9	10.1	8.8	7.6
February	9.8	9.7	9.7	9.4	8.7	7.2
March	9.6	9.7	9.8	9.6	9.0	7.7
April	9.6	9.7	9.8	9.7	8.1	7.6
May	9.9	9.8	10.0	9.8	7.3	7.6
June	10.0	9.8	10.0	9.3	7.1	7.8
July	10.3	9.7	10.1	9.1	7.3	7.6
August	10.2	9.4	9.7	8.8	7.8	7.7
September	10.1	9.5	9.3	8.8	7.0	8.1
October	9.8	9.3	9.1	8.9	6.9	8.1
November	9.5	9.6	9.9	9.0	7.2	8.5
December	9.6	9.6	10.2	8.6	7.5

12 Month Rolling Average (%)

	2003	2004	2005	2006	2007	2008
January	9.8	9.8	9.6	9.8	9.1	7.5
February	9.8	9.8	9.6	9.8	9.1	7.4
March	9.7	9.9	9.7	9.8	8.9	7.3
April	9.7	9.8	9.7	9.7	8.7	7.4
May	9.8	9.8	9.7	9.7	8.4	7.5
June	9.7	9.8	9.7	9.6	8.4	7.5
July	9.7	9.7	9.8	9.5	8.3	7.4
August	9.8	9.6	9.8	9.5	8.2	7.4
September	9.9	9.6	9.7	9.5	7.9	7.8
October	9.9	9.6	9.7	9.4	7.7	7.7
November	9.9	9.6	9.8	9.2	7.7	7.7
December	9.8	9.6	9.8	9.1	7.6